DERIVED INFORMATION 8/23/05

[$974,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

Trustee The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information. Such documents may be obtained without charge at the Commission’s website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Statistical Collateral Summary – California Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date. Approximately 46.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

1. Product

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Product	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Arm 2/28	630	187,476,923	84.7	6.76	100.0	633	87.1	42.6	36.5	50.8	93.4	6.3
Arm 3/27	36	10,608,758	4.8	6.37	100.0	658	86.1	40.2	40.2	49.7	93.6	6.4
Arm 5/25	3	2,132,047	1.0	5.81	100.0	729	75.6	45.6	70.1	23.7	100.0	0.0
Arm 6 Month	3	1,579,900	0.7	6.55	100.0	545	72.8	37.4	100.0	100.0	100.0	0.0
Fixed Balloon 15/30	84	5,474,358	2.5	10.09	0.0	683	99.5	41.7	29.3	14.8	98.2	1.0
Fixed Rate	89	13,949,828	6.3	7.93	0.0	636	84.1	42.4	51.7	62.7	97.6	1.2
Total:	845	221,221,813	100.0	6.89	91.2	636	87.0	42.4	38.3	50.7	93.9	5.7

2. Interest Only Period (Months)

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Interest Only Period (Months)	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
0	532	117,522,771	53.1	7.23	83.9	611	82.3	42.9	43.6	64.6	94.4	5.2
24	41	13,286,100	6.0	6.22	100.0	667	91.7	42.0	33.6	35.3	97.8	2.2
36	12	3,485,191	1.6	6.53	100.0	640	84.1	39.4	38.4	61.7	95.4	4.6
60	236	79,520,852	35.9	6.55	99.4	664	93.0	42.2	30.5	32.3	93.5	6.1
120	24	7,406,899	3.3	6.58	100.0	667	88.5	40.8	45.1	50.1	82.3	17.7
Total:	845	221,221,813	100.0	6.89	91.2	636	87.0	42.4	38.3	50.7	93.9	5.7

3. Occupancy Status

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Occupancy Status	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Primary	794	207,703,681	93.9	6.86	90.9	634	87.1	42.7	37.0	50.1	100.0	0.0
Second Home	5	831,531	0.4	6.60	75.0	687	87.6	42.3	67.0	35.4	0.0	0.0
Investor	46	12,686,601	5.7	7.36	98.3	659	83.8	38.4	57.6	61.1	0.0	100.0
Total:	845	221,221,813	100.0	6.89	91.2	636	87.0	42.4	38.3	50.7	93.9	5.7

4. Documentation Type

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Documentation Type	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Full	337	84,679,373	38.3	6.71	89.6	616	85.4	42.2	100.0	60.7	90.7	8.6
Reduced	194	54,357,787	24.6	6.87	94.0	662	91.3	42.8	0.0	15.7	93.9	5.8
No Income/ No Asset	16	3,085,329	1.4	7.64	96.4	639	71.8	39.0	0.0	100.0	82.3	17.7
Stated Income / Stated Assets	298	79,099,325	35.8	7.06	90.9	638	86.2	42.5	0.0	62.2	97.7	2.2
Total:	845	221,221,813	100.0	6.89	91.2	636	87.0	42.4	38.3	50.7	93.9	5.7

5. DTI

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
DTI	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
<= 30.0	105	23,620,922	10.7	7.11	90.1	626	80.1	24.3	42.9	65.9	86.4	13.1
30.1 - 35.0	69	17,822,100	8.1	6.97	92.6	635	83.6	32.7	39.6	49.6	94.1	5.9
35.1 - 40.0	137	32,187,088	14.5	6.79	90.2	639	85.6	37.7	34.5	53.0	95.6	3.9
40.1 - 45.0	213	54,278,009	24.5	6.86	90.7	640	89.6	42.8	34.4	45.0	95.2	4.8
45.1 - 50.0	277	79,596,084	36.0	6.78	92.4	641	89.1	47.7	39.1	46.5	94.8	4.5
50.1 - 55.0	42	13,370,883	6.0	7.36	88.8	597	83.7	52.7	48.4	68.3	92.1	7.9
55.1 - 60.0	2	346,726	0.2	7.35	100.0	580	77.0	57.5	41.5	58.5	100.0	0.0
Total:	845	221,221,813	100.0	6.89	91.2	636	87.0	42.4	38.3	50.7	93.9	5.7

6. Silent Second

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Silent Second	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
2nd Lien Exists	262	83,298,552	37.7	6.37	97.7	670	98.8	42.9	31.2	11.6	97.1	2.6
No 2nd Lien Exists	583	137,923,262	62.3	7.20	87.3	615	79.8	42.2	42.5	74.3	92.0	7.6
Total:	845	221,221,813	100.0	6.89	91.2	636	87.0	42.4	38.3	50.7	93.9	5.7

Statistical Collateral Summary – Florida Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date. Approximately 17.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and

0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

1. Product

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Product	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Arm 2/28	486	89,748,149	79.2	7.30	100.0	621	88.9	41.6	41.0	46.2	95.1	3.5
Arm 3/27	32	5,850,360	5.2	6.85	100.0	630	88.9	41.6	46.5	48.3	98.2	1.8
Arm 5/25	4	818,453	0.7	6.65	100.0	649	87.3	41.1	92.9	75.6	100.0	0.0
Arm 6 Month	1	303,091	0.3	6.50	100.0	667	90.0	31.6	0.0	0.0	100.0	0.0
Fixed Balloon 15/30	42	2,063,809	1.8	9.48	0.0	637	92.2	41.1	33.7	39.5	98.2	1.8
Fixed Rate	112	14,584,921	12.9	7.55	0.0	621	77.9	42.0	50.8	75.6	92.3	0.9
Total:	677	113,368,783	100.0	7.34	85.3	622	87.5	41.6	42.7	50.1	95.0	3.0

2. Interest Only Period (Months)

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Interest Only Period (Months)	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
0	586	93,226,596	82.2	7.44	82.3	614	85.9	41.4	43.2	54.9	94.3	3.3
24	1	148,000	0.1	5.45	100.0	724	100.0	31.3	100.0	0.0	0.0	100.0
36	1	143,944	0.1	6.38	100.0	712	100.0	44.5	100.0	0.0	100.0	0.0
60	88	19,666,243	17.3	6.92	99.0	654	94.8	42.5	39.7	28.6	99.4	0.6
120	1	184,000	0.2	6.38	100.0	702	100.0	51.2	0.0	0.0	100.0	0.0
Total:	677	113,368,783	100.0	7.34	85.3	622	87.5	41.6	42.7	50.1	95.0	3.0

3. Occupancy Status

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Occupancy Status	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Primary	648	107,740,676	95.0	7.36	85.6	620	88.1	41.8	42.3	50.1	100.0	0.0
Second Home	6	2,246,742	2.0	6.59	55.6	673	78.1	38.4	48.9	52.0	0.0	0.0
Investor	23	3,381,365	3.0	7.21	95.2	648	77.0	35.6	49.4	47.3	0.0	100.0
Total:	677	113,368,783	100.0	7.34	85.3	622	87.5	41.6	42.7	50.1	95.0	3.0

4. Documentation Type

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Documentation Type	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Full	319	48,374,624	42.7	7.27	83.2	607	87.9	41.5	100.0	57.2	94.3	3.5
Reduced	143	26,787,032	23.6	7.27	89.3	638	89.9	41.5	0.0	17.2	92.2	3.5
No Income/ No Asset	2	239,052	0.2	8.33	100.0	583	62.6	38.4	0.0	82.8	100.0	0.0
Stated Income / Stated Assets	213	37,968,075	33.5	7.47	85.0	629	85.6	41.7	0.0	64.0	98.0	2.0
Total:	677	113,368,783	100.0	7.34	85.3	622	87.5	41.6	42.7	50.1	95.0	3.0

5. DTI

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
DTI	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
<= 30.0	93	14,024,920	12.4	7.52	82.3	607	79.5	24.3	40.0	71.4	82.4	6.7
30.1 - 35.0	71	10,347,063	9.1	7.30	89.2	630	90.3	32.5	37.1	37.2	97.3	2.7
35.1 - 40.0	116	18,251,546	16.1	7.29	86.2	610	83.8	37.9	44.9	55.3	94.1	5.9
40.1 - 45.0	139	23,975,431	21.1	7.25	83.5	639	89.6	42.8	40.1	36.7	95.3	3.2
45.1 - 50.0	215	38,327,326	33.8	7.39	85.1	620	90.5	47.8	45.6	51.0	99.3	0.3
50.1 - 55.0	41	7,926,281	7.0	7.19	89.2	622	85.8	51.9	43.7	49.5	95.1	2.8
55.1 - 60.0	2	516,214	0.5	7.69	100.0	630	92.0	55.5	39.9	100.0	100.0	0.0
Total:	677	113,368,783	100.0	7.34	85.3	622	87.5	41.6	42.7	50.1	95.0	3.0

6. Silent Second

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Silent Second	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
2nd Lien Exists	228	44,642,871	39.4	6.95	96.1	651	99.4	42.8	41.3	11.7	98.2	0.5
No 2nd Lien Exists	449	68,725,912	60.6	7.59	78.3	603	79.8	40.8	43.6	75.0	92.9	4.6

Statistical Collateral Summary – New York Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date. Approximately 17.8% of the mortgage loans do not provide for any payments of principal in the first two, or five years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5%

of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

1. Product

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Product	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Arm 2/28	132	43,330,223	82.4	7.16	100.0	635	89.2	43.2	31.6	47.6	93.5	6.5
Arm 3/27	7	1,917,301	3.6	6.86	100.0	623	84.4	42.7	44.8	85.0	94.8	0.0
Arm 5/25	1	171,853	0.3	6.80	100.0	532	60.4	45.7	0.0	100.0	100.0	0.0
Fixed Balloon 15/30	9	463,082	0.9	11.08	0.0	673	100.0	44.4	33.8	3.9	100.0	0.0
Fixed Rate	37	6,673,443	12.7	7.74	0.0	636	79.3	43.6	37.6	78.2	96.9	3.1
Total:	186	52,555,903	100.0	7.26	86.4	635	87.8	43.2	32.7	52.6	94.1	5.7

2. Interest Only Period (Months)

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Interest Only Period (Months)	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
0	158	43,191,617	82.2	7.32	83.5	629	86.4	43.1	31.4	57.1	94.0	5.8
24	9	2,942,953	5.6	6.21	100.0	673	92.3	40.1	49.2	30.7	100.0	0.0
60	19	6,421,332	12.2	7.32	100.0	658	94.7	46.0	34.0	32.5	92.0	8.0
Total:	186	52,555,903	100.0	7.26	86.4	635	87.8	43.2	32.7	52.6	94.1	5.7

3. Occupancy Status

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Occupancy Status	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Primary	176	49,439,993	94.1	7.21	86.0	631	88.0	43.3	33.1	53.6	100.0	0.0
Second Home	1	99,858	0.2	7.75	100.0	574	54.1	35.0	0.0	100.0	0.0	0.0
Investor	9	3,016,051	5.7	8.09	93.2	691	84.5	42.2	27.7	35.1	0.0	100.0
Total:	186	52,555,903	100.0	7.26	86.4	635	87.8	43.2	32.7	52.6	94.1	5.7

4. Documentation Type

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Documentation Type	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Full	71	17,202,871	32.7	6.88	84.5	627	89.3	41.7	100.0	57.0	95.1	4.9
Reduced	37	11,799,124	22.5	7.55	86.0	641	86.3	44.4	0.0	30.8	87.8	12.2
No Income/ No Asset	1	46,415	0.1	10.75	0.0	654	80.0	22.0	0.0	100.0	100.0	0.0
Stated Income / Stated Assets	77	23,507,493	44.7	7.38	88.2	637	87.4	43.9	0.0	60.3	96.4	3.2
Total:	186	52,555,903	100.0	7.26	86.4	635	87.8	43.2	32.7	52.6	94.1	5.7

5. DTI

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
DTI	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
<= 30.0	17	4,862,187	9.3	7.69	93.3	628	76.6	25.1	12.7	70.8	83.4	16.6
30.1 - 35.0	23	5,980,810	11.4	6.93	87.9	628	89.7	32.3	74.6	55.1	96.4	1.9
35.1 - 40.0	24	4,960,709	9.4	6.89	80.7	651	89.6	38.3	30.8	49.2	98.2	1.8
40.1 - 45.0	38	10,572,575	20.1	7.37	88.3	627	86.3	42.6	26.8	61.7	100.0	0.0
45.1 - 50.0	67	19,507,818	37.1	7.26	87.4	647	91.5	47.5	24.5	37.5	93.8	6.2
50.1 - 55.0	17	6,671,804	12.7	7.32	78.5	611	84.1	52.6	44.7	69.6	88.1	11.9
Total:	186	52,555,903	100.0	7.26	86.4	635	87.8	43.2	32.7	52.6	94.1	5.7

6. Silent Second

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Silent Second	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
2nd Lien Exists	64	21,836,133	41.5	6.83	98.2	668	98.6	43.2	30.1	13.1	97.3	2.7
No 2nd Lien Exists	122	30,719,770	58.5	7.56	78.1	611	80.0	43.3	34.6	80.7	91.8	7.9
Total:	186	52,555,903	100.0	7.26	86.4	635	87.8	43.2	32.7	52.6	94.1	5.7

Statistical Collateral Summary – New Jersey Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date. Approximately 11.7% of the mortgage loans do not provide for any payments of principal in the first two, or five years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5%

of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

1. Product

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Product	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Arm 2/28	109	26,148,615	84.8	7.53	100.0	614	83.8	42.7	46.2	64.5	96.0	4.0
Arm 3/27	4	1,090,862	3.5	6.57	100.0	618	86.9	44.3	82.5	58.9	100.0	0.0
Arm 5/25	1	313,335	1.0	6.85	100.0	614	100.0	49.5	100.0	0.0	100.0	0.0
Fixed Balloon 15/30	3	78,493	0.3	10.56	0.0	653	100.0	41.0	36.9	36.9	100.0	0.0
Fixed Rate	20	3,199,792	10.4	8.06	0.0	624	86.5	41.8	72.4	89.6	90.0	10.0
Total:	137	30,831,097	100.0	7.55	89.4	615	84.4	42.7	50.7	66.2	95.5	4.5

2. Interest Only Period (Months)

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Interest Only Period (Months)	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
0	124	27,210,218	88.3	7.62	89.6	610	83.5	42.8	50.4	68.0	94.9	5.1
24	1	298,500	1.0	5.63	100.0	712	75.0	38.7	100.0	100.0	100.0	0.0
60	12	3,322,380	10.8	7.19	86.5	651	93.1	42.2	49.0	47.9	100.0	0.0
Total:	137	30,831,097	100.0	7.55	89.4	615	84.4	42.7	50.7	66.2	95.5	4.5

3. Occupancy Status

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Occupancy Status	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Primary	130	29,451,998	95.5	7.53	90.0	615	84.5	42.8	50.0	67.0	100.0	0.0
Investor	7	1,379,099	4.5	8.08	76.7	617	83.2	39.9	66.0	48.7	0.0	100.0
Total:	137	30,831,097	100.0	7.55	89.4	615	84.4	42.7	50.7	66.2	95.5	4.5

4. Documentation Type

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Documentation Type	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Full	78	15,642,737	50.7	7.47	85.0	606	87.0	43.2	100.0	66.3	94.2	5.8
Reduced	22	5,960,780	19.3	7.58	95.4	624	78.2	41.1	0.0	44.8	95.8	4.2
Stated Income / Stated Assets	37	9,227,581	29.9	7.68	92.9	624	84.1	42.7	0.0	79.7	97.6	2.4
Total:	137	30,831,097	100.0	7.55	89.4	615	84.4	42.7	50.7	66.2	95.5	4.5

5. DTI

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
DTI	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
<= 30.0	11	2,896,219	9.4	7.96	91.3	596	68.0	24.5	27.1	81.8	94.3	5.7
30.1 - 35.0	18	3,458,933	11.2	7.79	84.4	597	82.6	33.2	61.8	77.5	90.7	9.3
35.1 - 40.0	21	4,672,271	15.2	7.00	94.6	616	78.1	38.6	59.8	76.0	98.2	1.8
40.1 - 45.0	30	6,764,334	21.9	7.74	85.9	603	84.1	41.9	38.9	75.7	97.0	3.0
45.1 - 50.0	38	8,316,417	27.0	7.78	89.7	634	92.9	47.4	46.4	45.5	94.2	5.8
50.1 - 55.0	19	4,722,924	15.3	7.01	91.0	623	87.6	52.3	72.8	61.4	97.4	2.6
Total:	137	30,831,097	100.0	7.55	89.4	615	84.4	42.7	50.7	66.2	95.5	4.5

6. Silent Second

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Silent Second	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
2nd Lien Exists	29	6,966,079	22.6	6.87	95.2	650	99.3	45.1	52.5	8.4	96.8	3.2
No 2nd Lien Exists	108	23,865,019	77.4	7.75	87.7	605	80.1	42.0	50.2	83.0	95.1	4.9
Total:	137	30,831,097	100.0	7.55	89.4	615	84.4	42.7	50.7	66.2	95.5	4.5

Statistical Collateral Summary – Massachusetts Aggregate

Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date. Approximately 26.8% of the mortgage loans do not provide for any payments of principal in the first five years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

1. Product

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Product	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Arm 2/28	40	10,944,188	90.4	7.34	100.0	618	88.4	43.8	54.3	38.4	96.9	3.1
Arm 3/27	1	179,700	1.5	5.85	100.0	663	79.9	49.7	100.0	100.0	100.0	0.0
Fixed Balloon 15/30	2	145,356	1.2	10.75	0.0	642	100.0	48.2	100.0	0.0	100.0	0.0
Fixed Rate	12	834,013	6.9	10.38	0.0	632	100.0	39.7	46.7	14.2	100.0	0.0
Total:	55	12,103,256	100.0	7.57	91.9	620	89.2	43.6	55.0	37.2	97.2	2.8

2. Interest Only Period (Months)

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Interest Only Period (Months)	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
0	44	8,858,256	73.2	7.78	88.9	615	88.1	44.6	51.0	38.6	96.2	3.8
60	11	3,245,000	26.8	6.99	100.0	633	92.2	40.5	65.9	33.5	100.0	0.0
Total:	55	12,103,256	100.0	7.57	91.9	620	89.2	43.6	55.0	37.2	97.2	2.8

3. Occupancy Status

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Occupancy Status	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Primary	54	11,763,502	97.2	7.57	91.7	620	89.5	43.4	53.7	38.3	100.0	0.0
Investor	1	339,754	2.8	7.63	100.0	637	79.8	51.2	100.0	0.0	0.0	100.0
Total:	55	12,103,256	100.0	7.57	91.9	620	89.2	43.6	55.0	37.2	97.2	2.8

4. Documentation Type

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Documentation Type	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Full	33	6,657,642	55.0	7.44	92.0	605	88.1	44.0	100.0	47.9	94.9	5.1
Reduced	11	3,193,926	26.4	7.34	100.0	637	89.5	44.1	0.0	7.1	100.0	0.0
Stated Income / Stated Assets	11	2,251,688	18.6	8.25	80.2	642	92.1	42.1	0.0	48.5	100.0	0.0
Total:	55	12,103,256	100.0	7.57	91.9	620	89.2	43.6	55.0	37.2	97.2	2.8

5. DTI

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
DTI	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
<= 30.0	6	1,756,027	14.5	7.16	92.5	586	83.9	13.0	87.1	74.1	100.0	0.0
30.1 - 35.0	5	965,440	8.0	8.13	88.6	626	98.1	33.9	52.3	0.0	100.0	0.0
35.1 - 40.0	7	1,463,087	12.1	7.46	92.2	653	91.2	36.3	19.3	18.0	100.0	0.0
40.1 - 45.0	12	2,573,768	21.3	7.21	94.2	636	92.8	42.5	34.9	46.9	100.0	0.0
45.1 - 50.0	18	3,146,529	26.0	8.00	84.9	614	87.7	48.8	61.0	36.7	100.0	0.0
50.1 - 55.0	7	2,198,405	18.2	7.51	100.0	613	86.2	53.0	69.3	26.3	84.5	15.5
Total:	55	12,103,256	100.0	7.57	91.9	620	89.2	43.6	55.0	37.2	97.2	2.8

6. Silent Second

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Silent Second	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
2nd Lien Exists	20	5,472,344	45.2	7.04	100.0	654	98.6	41.6	50.4	12.1	100.0	0.0
No 2nd Lien Exists	35	6,630,912	54.8	8.00	85.2	593	81.5	45.8	58.8	58.0	94.9	5.1
Total:	55	12,103,256	100.0	7.57	91.9	620	89.2	43.6	55.0	37.2	97.2	2.8

Statistical Collateral Summary – Georgia Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date. Approximately 31.1% of the mortgage loans do not provide for any payments of principal in the first two, three, or five years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5%

of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

1. Product

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Product	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Arm 2/28	161	25,326,440	83.0	7.38	100.0	630	94.0	40.8	57.5	40.1	95.8	3.8
Arm 3/27	15	1,943,104	6.4	6.92	100.0	638	94.1	38.5	49.0	49.8	100.0	0.0
Arm 5/25	1	119,700	0.4	7.90	100.0	719	90.0	26.5	100.0	100.0	0.0	100.0
Fixed Balloon 15/30	4	135,198	0.4	10.73	0.0	642	99.1	41.8	43.6	43.6	100.0	0.0
Fixed Rate	48	2,991,416	9.8	9.03	0.0	616	92.5	42.4	76.5	61.3	92.3	7.7
Total:	229	30,515,858	100.0	7.53	89.8	630	93.9	40.8	58.9	43.0	95.4	4.3

2. Interest Only Period (Months)

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Interest Only Period (Months)	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
0	175	21,035,271	68.9	7.72	85.1	622	93.9	39.9	60.5	42.3	95.3	4.1
24	5	690,112	2.3	6.54	100.0	674	100.0	41.8	26.5	20.9	100.0	0.0
36	1	124,000	0.4	6.88	100.0	667	80.0	36.0	100.0	100.0	100.0	0.0
60	48	8,666,475	28.4	7.16	100.0	643	93.6	42.8	56.9	45.7	95.0	5.0
Total:	229	30,515,858	100.0	7.53	89.8	630	93.9	40.8	58.9	43.0	95.4	4.3

3. Occupancy Status

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Occupancy Status	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Primary	218	29,102,426	95.4	7.52	90.0	628	94.2	40.9	58.6	42.4	100.0	0.0
Second Home	1	113,989	0.4	7.45	100.0	621	100.0	38.1	100.0	0.0	0.0	0.0
Investor	10	1,299,442	4.3	7.69	82.4	661	86.6	38.6	61.2	60.6	0.0	100.0
Total:	229	30,515,858	100.0	7.53	89.8	630	93.9	40.8	58.9	43.0	95.4	4.3

4. Documentation Type

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Documentation Type	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Full	151	17,969,612	58.9	7.61	86.9	610	94.8	41.0	100.0	50.2	94.9	4.4
Reduced	28	3,929,446	12.9	7.29	94.9	634	92.6	39.7	0.0	21.3	94.3	5.7
Stated Income / Stated Assets	50	8,616,800	28.2	7.47	93.3	668	92.6	40.7	0.0	38.0	96.8	3.2
Total:	229	30,515,858	100.0	7.53	89.8	630	93.9	40.8	58.9	43.0	95.4	4.3

5. DTI

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
DTI	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
<= 30.0	32	4,354,330	14.3	7.55	96.1	627	94.5	24.2	50.2	34.8	97.3	2.7
30.1 - 35.0	26	2,985,452	9.8	7.57	90.5	621	92.7	32.9	63.2	39.8	90.1	9.9
35.1 - 40.0	33	3,816,892	12.5	7.39	81.1	622	95.7	37.8	77.2	49.2	91.1	5.9
40.1 - 45.0	54	7,766,873	25.5	7.36	93.7	648	94.8	42.1	41.2	36.2	97.0	3.0
45.1 - 50.0	75	10,435,232	34.2	7.74	87.5	623	92.2	48.2	64.5	46.8	95.9	4.1
50.1 - 55.0	9	1,157,080	3.8	7.06	86.7	623	98.0	52.4	88.3	74.0	100.0	0.0
Total:	229	30,515,858	100.0	7.53	89.8	630	93.9	40.8	58.9	43.0	95.4	4.3

6. Silent Second

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Silent Second	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
2nd Lien Exists	128	18,983,009	62.2	7.03	95.0	635	99.1	41.1	58.5	28.1	98.5	0.9
No 2nd Lien Exists	101	11,532,849	37.8	8.34	81.1	621	85.3	40.3	59.6	67.6	90.1	9.9
Total:	229	30,515,858	100.0	7.53	89.8	630	93.9	40.8	58.9	43.0	95.4	4.3

Statistical Collateral Summary – Arizona Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date. Approximately 29.6% of the mortgage loans do not provide for any payments of principal in the first three, or five years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5%

of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

1. Product

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Product	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Arm 2/28	236	42,076,117	88.0	7.10	100.0	627	90.5	41.3	44.5	46.5	94.8	4.1
Arm 3/27	12	2,287,758	4.8	7.03	100.0	623	94.0	35.1	80.0	56.0	100.0	0.0
Arm 5/25	1	151,890	0.3	7.63	100.0	626	89.9	42.0	100.0	100.0	100.0	0.0
Fixed Balloon 15/30	31	1,265,545	2.6	9.78	0.0	640	99.7	41.8	82.8	33.2	97.9	2.1
Fixed Rate	18	2,033,459	4.3	7.44	0.0	608	79.6	40.4	84.7	90.1	100.0	0.0
Total:	298	47,814,769	100.0	7.19	93.1	627	90.4	41.0	49.1	48.6	95.4	3.6

2. Interest Only Period (Months)

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Interest Only Period (Months)	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
0	227	33,640,807	70.4	7.36	90.2	614	88.0	40.6	53.1	58.0	94.8	3.7
36	1	175,920	0.4	6.99	100.0	594	100.0	27.6	100.0	100.0	100.0	0.0
60	65	12,536,096	26.2	6.76	100.0	661	96.0	41.4	32.5	25.1	97.0	3.0
120	5	1,461,946	3.1	6.80	100.0	642	97.3	47.2	92.8	26.8	92.8	7.2
Total:	298	47,814,769	100.0	7.19	93.1	627	90.4	41.0	49.1	48.6	95.4	3.6

3. Occupancy Status

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Occupancy Status	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Primary	284	45,601,682	95.4	7.19	92.8	624	90.8	40.8	48.2	49.0	100.0	0.0
Second Home	2	481,024	1.0	6.51	100.0	721	93.5	49.0	71.5	0.0	0.0	0.0
Investor	12	1,732,063	3.6	7.39	98.5	667	80.3	41.9	65.0	51.0	0.0	100.0
Total:	298	47,814,769	100.0	7.19	93.1	627	90.4	41.0	49.1	48.6	95.4	3.6

4. Documentation Type

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Documentation Type	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Full	159	23,465,960	49.1	7.32	88.2	606	88.3	41.7	100.0	64.6	93.7	4.8
Reduced	54	9,402,378	19.7	6.81	98.7	643	95.5	40.1	0.0	5.1	97.1	1.4
Stated Income / Stated Assets	85	14,946,431	31.3	7.21	97.3	650	90.5	40.3	0.0	50.8	96.8	3.2
Total:	298	47,814,769	100.0	7.19	93.1	627	90.4	41.0	49.1	48.6	95.4	3.6

5. DTI

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
DTI	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
<= 30.0	37	6,438,329	13.5	7.03	95.0	632	86.8	24.4	45.8	63.0	95.2	4.8
30.1 - 35.0	31	4,719,414	9.9	7.30	91.7	602	86.9	32.4	47.2	55.6	95.8	1.3
35.1 - 40.0	55	8,208,818	17.2	7.03	91.2	635	90.4	37.9	44.9	48.8	96.4	3.6
40.1 - 45.0	53	8,284,697	17.3	7.28	92.5	629	93.3	42.6	42.0	46.5	98.4	1.6
45.1 - 50.0	108	17,544,131	36.7	7.23	93.8	625	91.2	48.1	52.2	41.3	95.2	4.8
50.1 - 55.0	14	2,619,380	5.5	7.24	94.2	636	92.0	53.0	74.9	55.1	82.9	4.0
Total:	298	47,814,769	100.0	7.19	93.1	627	90.4	41.0	49.1	48.6	95.4	3.6

6. Silent Second

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Silent Second	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
2nd Lien Exists	130	21,630,424	45.2	6.73	99.2	647	99.6	41.8	36.4	14.1	99.5	0.5
No 2nd Lien Exists	168	26,184,345	54.8	7.56	88.1	610	82.9	40.3	59.6	77.1	91.9	6.2
Total:	298	47,814,769	100.0	7.19	93.1	627	90.4	41.0	49.1	48.6	95.4	3.6

Statistical Collateral Summary – Nevada Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date. Approximately 44.8% of the mortgage loans do not provide for any payments of principal in the first three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5%

of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

1. Product

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Product	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Arm 2/28	152	34,585,196	91.2	7.16	100.0	631	88.1	41.5	46.5	44.9	89.9	7.6
Arm 3/27	8	1,657,610	4.4	6.65	100.0	617	75.4	37.9	60.7	60.7	100.0	0.0
Fixed Balloon 15/30	7	433,661	1.1	10.30	0.0	685	99.5	42.3	7.4	7.4	100.0	0.0
Fixed Rate	16	1,256,485	3.3	8.83	0.0	627	84.4	41.5	56.3	75.4	96.0	4.0
Total:	183	37,932,953	100.0	7.23	95.5	631	87.5	41.3	47.0	46.2	90.6	7.0

2. Interest Only Period (Months)

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Interest Only Period (Months)	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
0	110	20,920,604	55.2	7.40	92.7	618	84.6	42.2	43.7	49.3	88.9	6.9
24	3	1,005,609	2.7	7.60	100.0	675	89.7	39.7	44.3	44.3	86.6	13.4
36	3	675,223	1.8	6.55	100.0	604	62.9	31.1	100.0	100.0	100.0	0.0
60	61	14,034,309	37.0	7.02	98.9	645	92.1	40.4	46.7	40.8	92.2	7.8
120	6	1,297,208	3.4	6.82	100.0	653	96.6	43.2	77.0	29.3	100.0	0.0
Total:	183	37,932,953	100.0	7.23	95.5	631	87.5	41.3	47.0	46.2	90.6	7.0

3. Occupancy Status

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Occupancy Status	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Primary	165	34,383,879	90.6	7.20	95.2	627	87.6	41.6	48.2	48.7	100.0	0.0
Second Home	2	875,477	2.3	7.17	100.0	652	91.5	44.6	0.0	0.0	0.0	0.0
Investor	16	2,673,596	7.0	7.55	98.1	674	85.6	36.9	45.9	28.8	0.0	100.0
Total:	183	37,932,953	100.0	7.23	95.5	631	87.5	41.3	47.0	46.2	90.6	7.0

4. Documentation Type

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Documentation Type	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Full	82	17,815,248	47.0	7.10	95.8	613	85.8	40.7	100.0	59.7	93.1	6.9
Reduced	56	11,373,847	30.0	7.46	95.5	652	90.4	41.8	0.0	18.0	79.6	12.7
No Income/ No Asset	1	433,331	1.1	8.25	100.0	702	85.0	0.0	0.0	100.0	100.0	0.0
Stated Income / Stated Assets	44	8,310,527	21.9	7.14	94.7	637	87.5	41.9	0.0	53.0	100.0	0.0
Total:	183	37,932,953	100.0	7.23	95.5	631	87.5	41.3	47.0	46.2	90.6	7.0

5. DTI

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
DTI	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
<= 30.0	25	4,514,881	11.9	7.27	95.0	645	80.2	25.0	59.3	65.9	86.9	13.1
30.1 - 35.0	18	3,742,014	9.9	6.86	100.0	624	80.7	32.4	59.7	49.9	96.3	3.7
35.1 - 40.0	31	5,365,727	14.1	7.05	96.6	642	86.2	37.6	37.1	49.1	93.7	6.3
40.1 - 45.0	52	11,927,073	31.4	7.28	93.7	636	91.7	42.9	43.0	39.1	80.5	12.1
45.1 - 50.0	49	10,868,081	28.7	7.34	95.1	619	90.1	47.6	42.2	41.4	98.5	1.5
50.1 - 55.0	6	1,143,967	3.0	7.36	100.0	608	81.4	53.4	84.8	66.3	100.0	0.0
55.1 - 60.0	1	231,272	0.6	6.38	100.0	644	80.0	59.5	100.0	0.0	100.0	0.0
60.1 >=	1	139,938	0.4	9.99	100.0	520	70.0	61.5	0.0	100.0	100.0	0.0
Total:	183	37,932,953	100.0	7.23	95.5	631	87.5	41.3	47.0	46.2	90.6	7.0

6. Silent Second

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Silent Second	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
2nd Lien Exists	72	16,245,070	42.8	7.03	99.1	650	98.9	42.3	36.3	16.3	91.1	3.5
No 2nd Lien Exists	111	21,687,882	57.2	7.38	92.9	616	79.0	40.5	55.0	68.6	90.3	9.7
Total:	183	37,932,953	100.0	7.23	95.5	631	87.5	41.3	47.0	46.2	90.6	7.0

Statistical Collateral Summary – Illinois Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date. Approximately 5.0% of the mortgage loans do not provide for any payments of principal in the first three or five years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5%

of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

1. Product

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Product	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Arm 2/28	126	24,726,365	82.4	7.26	100.0	621	88.8	43.3	56.1	64.8	95.8	4.2
Arm 3/27	11	1,864,188	6.2	6.87	100.0	639	91.5	36.8	63.3	41.2	100.0	0.0
Arm 6 Month	1	150,000	0.5	7.63	100.0	686	67.0	0.0	0.0	0.0	100.0	0.0
Fixed Balloon 15/30	9	306,064	1.0	10.82	0.0	654	99.3	41.7	25.0	18.5	100.0	0.0
Fixed Rate	39	2,977,673	9.9	8.94	0.0	631	91.9	43.9	51.0	71.8	100.0	0.0
Total:	186	30,024,290	100.0	7.44	89.1	623	89.3	43.0	55.5	63.2	96.6	3.4

2. Interest Only Period (Months)

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Interest Only Period (Months)	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
0	179	28,536,540	95.0	7.47	88.5	621	89.0	43.0	56.1	64.1	96.4	3.6
36	4	603,550	2.0	6.79	100.0	677	97.8	38.7	16.6	22.0	100.0	0.0
60	3	884,200	2.9	7.12	100.0	681	92.8	45.8	61.1	61.1	100.0	0.0
Total:	186	30,024,290	100.0	7.44	89.1	623	89.3	43.0	55.5	63.2	96.6	3.4

3. Occupancy Status

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Occupancy Status	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Primary	180	28,996,860	96.6	7.43	88.7	622	89.5	43.0	54.4	63.5	100.0	0.0
Investor	6	1,027,431	3.4	7.74	100.0	651	83.1	40.6	86.0	54.5	0.0	100.0
Total:	186	30,024,290	100.0	7.44	89.1	623	89.3	43.0	55.5	63.2	96.6	3.4

4. Documentation Type

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Documentation Type	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Full	112	16,656,398	55.5	7.31	90.4	619	90.7	42.8	100.0	63.7	94.7	5.3
Reduced	27	5,578,612	18.6	7.61	91.3	629	90.3	43.4	0.0	41.5	100.0	0.0
Stated Income / Stated Assets	47	7,789,281	25.9	7.61	84.5	629	85.6	43.0	0.0	77.7	98.2	1.8
Total:	186	30,024,290	100.0	7.44	89.1	623	89.3	43.0	55.5	63.2	96.6	3.4

5. DTI

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
DTI	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
<= 30.0	19	2,899,007	9.7	7.32	94.3	628	82.0	24.1	74.7	71.8	95.0	5.0
30.1 - 35.0	19	2,414,386	8.0	7.47	92.8	604	89.8	33.1	54.1	71.7	91.1	8.9
35.1 - 40.0	29	4,352,193	14.5	7.56	82.6	627	90.0	37.7	53.8	46.3	100.0	0.0
40.1 - 45.0	37	5,749,444	19.1	7.39	88.8	633	91.2	42.6	36.6	55.3	96.5	3.5
45.1 - 50.0	57	10,038,202	33.4	7.38	89.6	623	89.8	48.1	58.0	65.6	98.2	1.8
50.1 - 55.0	25	4,571,057	15.2	7.59	89.2	616	89.2	53.5	63.9	74.0	93.7	6.3
Total:	186	30,024,290	100.0	7.44	89.1	623	89.3	43.0	55.5	63.2	96.6	3.4

6. Silent Second

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Silent Second	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
2nd Lien Exists	54	8,779,469	29.2	6.92	93.3	641	98.7	43.7	57.9	40.3	99.2	0.8
No 2nd Lien Exists	132	21,244,821	70.8	7.66	87.3	616	85.4	42.6	54.5	72.7	95.5	4.5
Total:	186	30,024,290	100.0	7.44	89.1	623	89.3	43.0	55.5	63.2	96.6	3.4

Statistical Collateral Summary – Maryland Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date. Approximately 23.4% of the mortgage loans do not provide for any payments of principal in the first five years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the

Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the

Combined Loan-to-Value (CLTV) ratio in the case of second liens.

1. Product

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Product	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Arm 2/28	145	34,207,482	83.7	7.04	100.0	622	88.7	43.9	65.3	58.9	97.8	2.2
Arm 3/27	5	1,640,936	4.0	6.97	100.0	605	90.4	44.0	80.5	93.5	100.0	0.0
Fixed Balloon 15/30	11	837,024	2.0	8.85	0.0	641	99.8	45.6	94.4	59.8	100.0	0.0
Fixed Rate	23	4,170,102	10.2	7.19	0.0	628	78.3	39.8	60.1	84.4	100.0	0.0
Total:	184	40,855,543	100.0	7.09	87.7	622	87.9	43.5	66.0	62.9	98.1	1.9

2. Interest Only Period (Months)

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Interest Only Period (Months)	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
0	152	31,289,307	76.6	7.16	86.1	614	86.2	43.2	67.1	66.5	97.6	2.4
24	1	245,600	0.6	5.38	100.0	713	100.0	49.7	100.0	0.0	100.0	0.0
60	31	9,320,636	22.8	6.89	93.1	648	93.3	44.6	61.3	52.4	100.0	0.0
Total:	184	40,855,543	100.0	7.09	87.7	622	87.9	43.5	66.0	62.9	98.1	1.9

3. Occupancy Status

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Occupancy Status	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Primary	178	40,091,626	98.1	7.08	87.5	622	87.9	43.6	65.3	63.5	100.0	0.0
Investor	6	763,918	1.9	7.42	100.0	644	86.6	37.8	100.0	34.1	0.0	100.0
Total:	184	40,855,543	100.0	7.09	87.7	622	87.9	43.5	66.0	62.9	98.1	1.9

4. Documentation Type

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Documentation Type	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
Full	128	26,955,320	66.0	7.04	87.8	609	86.7	43.5	100.0	71.1	97.2	2.8
Reduced	19	4,736,453	11.6	7.53	91.1	639	93.3	45.6	0.0	5.3	100.0	0.0
Stated Income / Stated Assets	37	9,163,770	22.4	7.00	85.9	654	88.7	42.7	0.0	68.7	100.0	0.0
Total:	184	40,855,543	100.0	7.09	87.7	622	87.9	43.5	66.0	62.9	98.1	1.9

5. DTI

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
DTI	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
<= 30.0	29	3,989,652	9.8	7.13	77.2	628	80.5	25.2	74.3	88.5	95.2	4.8
30.1 - 35.0	10	1,819,415	4.5	7.19	87.1	622	89.1	32.0	69.0	60.9	100.0	0.0
35.1 - 40.0	21	4,744,655	11.6	6.93	83.7	641	90.3	38.2	54.4	65.8	96.1	3.9
40.1 - 45.0	39	8,801,651	21.5	7.24	79.9	621	85.7	42.9	61.4	56.0	98.0	2.0
45.1 - 50.0	68	16,137,167	39.5	6.99	93.0	625	90.8	48.2	64.1	59.1	100.0	0.0
50.1 - 55.0	17	5,363,004	13.1	7.23	96.5	596	85.9	52.2	82.3	65.0	96.1	3.9
Total:	184	40,855,543	100.0	7.09	87.7	622	87.9	43.5	66.0	62.9	98.1	1.9

6. Silent Second

		Total	%				WA	WA	%	%	%
	No of	Scheduled	Scheduled	WAC	%	WA	CLTV	DTI	Full	RateTerm	Owner	%
Silent Second	Loans	Balance	Balance	%	ARM	FICO	%	%	Doc	or CashOut	Occupied	Investor
2nd Lien Exists	62	14,123,462	34.6	6.82	93.3	655	99.7	44.6	56.9	27.7	97.8	2.2
No 2nd Lien Exists	122	26,732,081	65.4	7.23	84.8	605	81.7	43.0	70.8	81.5	98.3	1.7
Total:	184	40,855,543	100.0	7.09	87.7	622	87.9	43.5	66.0	62.9	98.1	1.9